UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    February 19, 2016

GS Mortgage Securities Trust 2015-GC32

(Central Index Key Number 0001644697)

(Exact name of issuing entity and the Central Index Key Number of issuing entity)

GS Mortgage Securities Corporation II

(Central Index Key Number 0001004158)

(Exact name of the depositor as specified in its charter and the Central Index Key Number of depositor)

Goldman Sachs Mortgage Company
(Central Index Key Number 0001541502)

Citigroup Global Markets Realty Corp.
(Central Index Key Number 0001541001)

Cantor Commercial Real Estate Lending, L.P.
(Central Index Key Number 0001558761)

Starwood Mortgage Funding I LLC
(Central Index Key Number 0001548405)

MC-Five Mile Commercial Mortgage Finance LLC
(Central Index Key Number 001576832)

(Exact name of sponsors as specified in their charters and Central Index Key Numbers of sponsors)

Delaware	333-191331-09	22-3442024
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

200 West Street New York, New York	10282
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 902-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 31, 2015, GS Mortgage Securities Corporation II (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2015 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, and Wells Fargo Bank, National Association, as certificate administrator and as trustee, of GS Mortgage Securities Trust 2015-GC32, Commercial Mortgage Pass-Through Certificates, Series 2015-GC32 (the “Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in GS Mortgage Securities Trust 2015-GC32 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 63 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 222 commercial, multifamily and manufactured housing community properties (the “Mortgaged Properties”).

The Mortgage Loan secured by the Mortgaged Property identified as “Kaiser Center” on Exhibit B to the Pooling and Servicing Agreement (the “Kaiser Center Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Kaiser Center Whole Loan”) that includes the Kaiser Center Mortgage Loan and one other loan that is pari passu to the Kaiser Center Mortgage Loan (the “Kaiser Center Companion Loan”). We have received notice that the Kaiser Center Whole Loan, including the Kaiser Center Mortgage Loan, is being serviced and administered pursuant to (i) a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.1 and which is dated as of August 1, 2015 (the “CGCMT 2015-P1 Pooling and Servicing Agreement”), among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Citibank, N.A., as trustee, Deutsche Bank Trust Company Americas, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor, and (ii) the related Co-Lender Agreement, an executed version of which is attached hereto as Exhibit 4.2 and which is dated as of July 8, 2015, between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder.

The terms and conditions of the CGCMT 2015-P1 Pooling and Servicing Agreement applicable to the servicing of the Kaiser Center Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “The Pooling and Servicing Agreement” in the Prospectus Supplement filed by the Issuing Entity pursuant to Rule 424(b)(5) with respect to the Certificates on July 31, 2015.

Item 6.02.	Change of Servicer or Trustee.

We have received notice that the Kaiser Center Whole Loan, including the Kaiser Center Mortgage Loan, is being serviced and administered pursuant to (i) a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.1 and which is dated as of August 1, 2015 (the “CGCMT 2015-P1 Pooling and Servicing Agreement”), among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Citibank, N.A., as trustee, Deutsche Bank Trust Company Americas, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor, and (ii) the related Co-Lender Agreement, an executed version of which is attached hereto as Exhibit 4.2 and which is dated as of July 8, 2015, between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder.

The CGCMT 2015-P1 Special Servicer

LNR Partners, LLC (“LNR Partners”), a Florida limited liability company and a subsidiary of LNR Property LLC (“LNR”), a Delaware limited liability company, will act as special servicer for the Kaiser Center Mortgage Loan and the related Kaiser Center Companion Loan included in the CGCMT 2015-P1 securitization transaction (collectively, the “Kaiser Center Whole Loan”) (in such capacity, the “CGCMT 2015-P1 Special Servicer”). LNR Partners is an affiliate of Starwood Mortgage Funding I LLC (“SMF I”), a sponsor and mortgage loan seller under the GSMS 2015-GC32 securitization transaction, and Starwood Mortgage Capital LLC (“SMC”), an originator of certain of the mortgage loans included in the GSMS 2015-GC32 securitization transaction. The principal executive offices of LNR Partners are located at 1601 Washington Avenue, Suite 700, Miami Beach, Florida 33139 and its telephone number is (305)-695-5600.

LNR through its subsidiaries, affiliates and joint ventures, is involved in the real estate finance, management and development business and engages in, among other activities:

•	acquiring, developing, repositioning, managing and selling commercial and multifamily residential real estate properties,
•	investing in high-yielding real estate loans, and
•	investing in, and managing as special servicer, unrated and non-investment grade rated commercial mortgage backed securities.

LNR Partners and its affiliates have substantial experience in working out loans and in performing the other obligations of the special servicer of the Kaiser Center Whole Loan under CGCMT 2015-P1 Pooling and Servicing Agreement, including, but not limited to, processing borrower requests for lender consent to assumptions, leases, easements, partial releases and expansion and/or redevelopment of the mortgaged properties. LNR Partners and its affiliates have been engaged in the special servicing of commercial real estate assets for over 22 years. The number of CMBS pools specially serviced by LNR Partners and its affiliates has increased from 46 in December 1998 to 159 as of December 31, 2015. More specifically, LNR Partners (and its predecessors in interest) acted as special servicer with respect to: (a) 84 domestic CMBS pools as of December 31, 2001, with a then current face value in excess of $53 billion; (b) 101 domestic CMBS pools as of December 31, 2002, with a then current face value in excess of $67 billion; (c) 113 domestic CMBS pools as of December 31, 2003, with a then current face value in excess of $79 billion; (d) 134 domestic CMBS pools as of December 31, 2004, with a then current face value in excess of $111 billion; (e) 142 domestic CMBS pools as of December 31, 2005, with a then current face value in excess of $148 billion; (f) 143 domestic CMBS pools as of December 31, 2006, with a then current face value in excess of $201 billion; (g) 143 domestic CMBS pools as of December 31, 2007 with a then current face value in excess of $228 billion; (h) 138 domestic CMBS pools as of December 31, 2008 with a then current face value in excess of $210 billion; (i) 136 domestic CMBS pools as of December 31, 2009 with a then current face value in excess of $191 billion; (j) 144 domestic CMBS pools as of December 31, 2010 with a then current face value in excess of $201 billion; (k) 140 domestic CMBS pools as of December 31, 2011 with a then current face value in excess of $176 billion; (l) 131 domestic CMBS pools as of December 31, 2012 with a then current face value in excess of $136 billion; (m) 141 domestic CMBS pools as of December 31, 2013 with a then current face value in excess of $133 billion; (n) 152 domestic CMBS pools as of December 31, 2014 with a then current face value in excess of $135 billion; and (o) 159 domestic CMBS pools as of December 31, 2015 with a then current face value in excess of $111 billion. As of December 31, 2015, LNR Partners has resolved approximately $63.7 billion of U.S. commercial and multifamily loans over the past 22 years, including approximately $1.1 billion of U.S. commercial and multifamily mortgage loans during 2001, $1.9 billion of U.S. commercial and multifamily mortgage loans during 2002, $1.5 billion of U.S. commercial and multifamily mortgage loans during 2003, $2.1 billion of U.S. commercial and multifamily mortgage loans during 2004, $2.4 billion of U.S. commercial and multifamily mortgage loans during 2005, $0.9 billion of U.S. commercial and multifamily mortgage loans during 2006, $1.4 billion of U.S. commercial and multifamily mortgage loans during 2007, $1.0 billion of U.S. commercial and multifamily mortgage loans during 2008, $1.2 billion of U.S. commercial and multifamily mortgage loans during 2009, $7.7 billion of U.S. commercial and multifamily mortgage loans during 2010, $10.9 billion of U.S. commercial and multifamily mortgage loans during 2011, $11.7 billion of U.S. commercial and multifamily mortgage loans during 2012, $6.5 billion of U.S. commercial and multifamily mortgage loans during 2013; $6.3 billion of U.S. commercial and multifamily mortgage loans during 2014 and approximately $6.0 billion of U.S. commercial and multifamily mortgage loans during 2015.

LNR or one of its affiliates generally seeks investments where it has the right to appoint LNR Partners as the special servicer. LNR Partners and its affiliates have regional offices located across the country in Florida, Georgia, Massachusetts, California, New York and North Carolina and in England and Germany. As of September 30, 2015, LNR Partners had approximately 185 employees responsible for the special servicing of commercial real estate assets. As of December 31, 2015, LNR Partners and its affiliates specially service a portfolio, which included approximately 8,162 assets across the United States and various international properties with a then current face value of approximately $111 billion, all of which are commercial real estate assets. Those commercial real estate assets include mortgage loans secured by the same types of income producing properties as secure the mortgage loans backing the certificates issued by the issuing entity. Accordingly, the assets of LNR Partners and its affiliates may, depending upon the particular circumstances, including the nature and location of such assets, compete with the mortgaged real properties securing the underlying mortgage loans for tenants, purchasers, financing and so forth. LNR Partners does not service any assets other than commercial real estate assets.

LNR Partners maintains internal and external watch lists, corresponds with master servicers on a monthly basis and conducts overall deal surveillance and shadow servicing. LNR Partners has developed distinct strategies and procedures for working with borrowers on problem loans (caused by delinquencies, bankruptcies or other breaches of the mortgage loan documents) designed to maximize value from the assets for the benefit of the certificateholders. These strategies and procedures vary on a case by case basis, and include, but are not limited to, liquidation of the underlying collateral, note sales, discounted pay-offs, and borrower negotiation or workout in accordance with the Servicing Standard. Generally, four basic factors are considered by LNR Partners as part of its analysis and determination of what strategies and procedures to utilize in connection with problem loans. They are (i) the condition and type of mortgaged property, (ii) the borrower, (iii) the jurisdiction in which the mortgaged property is located and (iv) the actual terms, conditions and provisions of the underlying loan documents. After each of these items is evaluated and considered, LNR Partners’ strategy is guided by the servicing standard and all relevant provisions of the applicable pooling and servicing agreement pertaining to specially serviced and REO mortgage loans.

LNR Partners has the highest ratings afforded to special servicers by Standard & Poor’s Ratings Services and is rated “CSS1-” by Fitch Ratings, Inc. and has been given a “Pass” rating by Kroll Bond Rating Agency, Inc.

There have not been, during the past three years, any material changes to the policies or procedures of LNR Partners in the servicing function it will perform under the CGCMT 2015-P1 Pooling and Servicing Agreement. LNR Partners has not engaged, and currently does not have any plans to engage, any sub-servicers to perform on its behalf any of its duties with respect to the CGCMT 2015-P1 securitization transaction. LNR Partners does not believe that its financial condition will have any adverse effect on the performance of its duties with respect to the Kaiser Center Whole Loan under the CGCMT 2015-P1 Pooling and Servicing Agreement and, accordingly, will not have any material impact on the performance of the certificates issued by the issuing entity. Generally, LNR Partners’ servicing functions under pooling and servicing agreements do not include collection on the pool assets, however LNR Partners does maintain certain operating accounts with respect to REO mortgage loans in accordance with the terms of the applicable pooling and servicing agreements and consistent with the servicing standard set forth in each of such pooling and servicing agreements. LNR Partners does not have any material advancing obligations with respect to the CMBS pools as to which it acts as special servicer. Generally, LNR Partners has the right, but not the obligation, to make property related servicing advances in emergency situations with respect to CMBS pools as to which it acts as special servicer.

LNR Partners will not have primary responsibility for custody services of original documents evidencing the Kaiser Center Whole Loan. On occasion, LNR Partners may have custody of certain of such documents as necessary for enforcement actions involving the Kaiser Center Whole Loan or otherwise. To the extent that LNR Partners has custody of any such documents, such documents will be maintained in a manner consistent with the servicing standard specified in the CGCMT 2015-P1 Pooling and Servicing Agreement.

No securitization transaction involving commercial or multifamily mortgage loans in which LNR Partners was acting as special servicer has experienced an event of default as a result of any action or inaction by LNR Partners as special servicer. LNR Partners has not been terminated as servicer in a commercial mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger. In addition, there has been no previous disclosure of material noncompliance with servicing criteria by LNR Partners with respect to any other securitization transaction involving commercial or multifamily mortgage loans in which LNR Partners was acting as special servicer.

There are, to the actual current knowledge of LNR Partners, no special or unique factors of a material nature involved in special servicing the Kaiser Center Whole Loan, as compared to the types of assets specially serviced by LNR Partners in other commercial mortgage backed securitization pools generally, for which LNR Partners has developed processes and procedures which materially differ from the processes and procedures employed by LNR Partners in connection with its special servicing of commercial mortgaged backed securitization pools generally.

There are currently no legal proceedings pending, and no legal proceedings known to be contemplated, by governmental authorities, against LNR Partners or of which any of its property is the subject that are material to the Certificateholders.

LNR Partners is not an affiliate of the depositor, the underwriters, the issuing entity, the master servicer, the trustee, the certificate administrator, the operating advisor, any sponsor (other than SMF I), or any originator (other than SMC). LNR Partners, however, is an affiliate of SMF I, one of the sponsors of the GSMS 2015-GC32 securitization transaction, and SMC, an originator of certain of the mortgage loans included in the GSMS 2015-GC32 securitization transaction.

Except as otherwise disclosed herein and except for LNR Partners acting as CGCMT 2015-P1 Special Servicer with respect to the Kaiser Center Whole Loan, SMF I being one of the Sponsors and SMC being an Originator of some of the mortgage loans in the GSMS 2015-GC32 securitization transaction, there are no specific relationships that are material involving or relating to this securitization transaction or the securitized mortgage loans between LNR Partners or any of its affiliates, on the one hand, and the depositor, the issuing entity, any sponsor, the trustee, the certificate administrator, any significant obligor, any originator, the master servicer or the operating advisor, on the other hand, that currently exist or that existed during the past two years. In addition, except as otherwise disclosed in this prospectus supplement, there are no business relationships, agreements, arrangements, transactions or understandings that have been entered into outside the ordinary course of business or on terms other than would be obtained in an arm’s length transaction with an unrelated third party between LNR Partners or any of its affiliates, on the one hand, and the depositor, the issuing entity, any sponsor, the trustee, the certificate administrator, any originator, the master servicer or the operating advisor, on the other hand, that currently exist or that existed during the past two years and that are material to an investor’s understanding of the certificates issued by the issuing entity.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(d)	Exhibits
Exhibit 4.1	Pooling and Servicing Agreement, dated as of August 1, 2015, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Citibank, N.A., as trustee, Deutsche Bank Trust Company Americas, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor.
Exhibit 4.2	Co-Lender Agreement, dated as of July 8, 2015, between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder.

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 24, 2016		GS MORTGAGE SECURITIES CORPORATION II

	By:	/s/ Leah Nivison
Name: Leah Nivison
Title: Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated as of August 1, 2015, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Citibank, N.A., as trustee, Deutsche Bank Trust Company Americas, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor.	(E)
4.2	Co-Lender Agreement, dated as of July 8, 2015, between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder.	(E)